CLICK TO ADD MAIN TITLE HERE CLICK TO ADD SUBTITLE HERE Investor Presentation August 2020 National Service Integrator of Waste & Recycling Solutions Quest Resource Holding Corporation NASDAQ: QRHC Exhibit 99.1

SEC Safe Harbor The statements contained in this Investor Presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Investor Presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, and markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "estimates," "expects," "intends," " targets," "contemplates," "projects," "predicts," "may," "might," "plan," "will," "would," "should," "could, "can," "potential,” “continue," "objective," or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this Investor Presentation include our belief that we turn our Customers' sustainability strategies into financial gains and competitive strength; our belief that we are poised to achieve significant margin improvement; and our growth strategy. All forward-looking statements included herein are based on information available to us as of the date hereof and speak only as of such date. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. The forward-looking statements contained in this Investor Presentation reflect our views as of the date of this Investor Presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause our actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, performance, or achievements. A number of factors could cause actual results to differ materially from those indicated by the forward-looking statements, including competition in the environmental services industry, the impact of the current economic environment, and other factors detailed from time to time in our reports to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Certain information contained in this material is made available to Quest Resource Holding Corporation by third parties. Quest Resource Holding Corporation is not responsible for the content of any information made available to it by any third party. Quest Resource Holding Corporation disclaims any liability to any person for any delays, inaccuracies, errors, omissions, or defects in any such information or the transmission thereof, or for any actions taken by any person in reliance on such information or any damages arising from or relating to any use of such information. Information prepared by Quest Resource Holding Corporation that is included in this material speaks only as of the date that it was prepared. This information may be incomplete or may have become out of date. Quest Resource Holding Corporation makes no commitment and disclaims any duty, to update or revise such information. Reconciliation of U.S. GAAP to Non-GAAP Financial Measures In this Investor Presentation, a non-GAAP financial measure, "Adjusted EBITDA," is presented. From time-to-time, Quest considers and uses this supplemental measure of operating performance in order to provide an improved understanding of underlying performance trends. Quest believes it is useful to review, as applicable, both (1) GAAP measures that include (i) depreciation and amortization, (ii) interest expense, (iii) stock-based compensation expense, (iv) income tax expense, and (v) certain other adjustments, and (2) non-GAAP measures that exclude such information. Quest presents this non-GAAP measure because it considers it an important supplemental measure of Quest's performance. Quest's definition of this adjusted financial measure may differ from similarly named measures used by others. Quest believes this measure facilitates operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. This non-GAAP measure has limitations as an analytical tool and should not be considered in isolation or as a substitute for the company's GAAP measures. (See attached table "Reconciliation of Net Loss to Adjusted EBITDA.") *Adjusted EBITDA is a Non-GAAP term. © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

ABOUT QUEST

Provide Waste & Recycling Services to Large Businesses and Help Meet Their Sustainability Goals

- Headquarters Dallas, Texas | NASDAQ: QRHC |Market Cap $37 MM * | 2019 Revenue $99 MM
- Nationwide footprint: delivers services in every zip code in the U.S.
- Expertise with 100+ waste streams

General Recyclable

- Cardboard
- Plastics
- Metals
- Pallets
- Wood
- Single Stream

Automotive Waste

- Used Motor Oil
- Used Oily Water
- Used Antifreeze
- Oil Water Separators
- Used Oil Filters
- Used Air Filters
- Used Absorbents
- Used Aerosol Cans
- Used Tires
- Airbags
- Used Brake Fluid
- Used Gas & Diesel
- Paint Waste
- Used Paint Filters

Food Waste *

- Fruits & Vegetables
- Meat & Seafood
- Full Goods Destructions
- Recalls, Expired Products
- Used Cooking Oil
- Grease Traps

Hazardous Waste

- All Combustible
- All Corrosive
- All Flammable Liquids & Solids
- All Toxic
- Compressed Gases
- Electronic Waste
- Light Bulbs
- Batteries
- Ballasts

Construction Waste & Services

- Concrete
- Dry Wall
- Portable Toilets
- Temporary Office
- Temporary Storage
- Open Top Containers
- Wash Basins
- Trash

© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

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* As of August 14, 2020

WHAT WE DO QUEST MANAGES THE WASTE STREAMS OF LARGE BUSINESSES © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. DESIGN A CUSTOMIZED PROGRAM Design solutions and services that are best suited to meet a customer’s sustainability goals at the right price Experts in disposal and recycling of more than 100+ waste streams Experts in local, state and national regulations 1 IMPLEMENTING SERVICES AND MANAGE Launch services quickly Manage & monitor ongoing waste disposal and recycling services Provide a single point of contact with 24/7 contact center DELIVER COMPREHENSIVE AND INTERACTIVE DATA REPORTING Auditable information for use in Corporate Social Responsibility, Sustainability and ESG reporting Business intelligence platform that provides valuable operational insights Divert More Waste From Landfill Cost Savings Provide Auditable Data Reporting & Business Intelligence KEY VALUE PROPOSITION 2 3

WHAT WE DO – SOME EXAMPLES

NATIONAL FLEET OPERATOR

One of the largest commercial fleets in the United States needed to improve the overall sustainability of their fleet of **71,000** service vehicles.

SOLUTION

- Quest implemented a comprehensive landfill diversion program
- Created closed loop recycling solutions
- Created an online ordering system to streamline their process

IMPACT

- Secured $2M+ in annual savings
- Recycled 885,000+ gallons of used motor oil, 937,000 pounds of oil filters, 342,000 scrap tires, and more than 100,000 gallons of hazardous waste per year
- Received company's Vendor Of The Year Award



MANUFACTURING

National manufacturer with **50+ plants** in the US needed to reduce cost and reduce waste footprint

SOLUTION

Managed recycling of plastics, cardboard, metal, wastewater and full good destruction programs



IMPACT

- Created detailed custom environmental reports that save the plants' EH&S managers 2 days of work per month
- Doubled landfill diversion rate
- Secured 10%+ savings

GROCERY STORE CHAIN

Retailer with **2,000+ stores** needed to reduce operating cost and increase landfill diversion

SOLUTION

Implemented a food waste recycling and a meat donation program, enhanced cooking oil and grease trap recycling program



IMPACT

- Increased landfill diversion by 40%
- Reduce CO2 emission by more than 277,000 metric tons
- Secured 20%+ savings
- Client recognized by EPA for sustainability achievement

© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

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FOCUS ON LARGE CUSTOMERS WITH COMPLEX WASTE STREAMS © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. Customers span multiple industries including grocery, retail, automotive, restaurant, industrial, and construction Trusted by Fortune© 1000 Customers with national footprints and complex waste streams 7-figure average deal size

2 Stable Customer Relationships, Differentiated Service and Recurring, Contractual Revenue Base Diverse customer base in multiple industries including grocery, retail, automotive, restaurant, industrial, and constructions Differentiated and targeted by diverse 5+ waste streams, regulated and non-commoditized waste streams Reputation for customer service has earned high customer retention and ongoing penetration Loyal customers with high switching costs due to equipment changes and service risks Attractive Financial Profile with Robust Free Cash Flow 4 Diversified across 100+ waste streams and 9 end markets Gross margins more than doubled to 19% over last 4 years Variable cost of goods and highly variable SG&A gives operating flexibility and leverage $4.8M improvement in Adjusted EBITDA since 2016 Asset light model and tax assets result in 90%+ unlevered free cash flow conversion 3 Scalable Platform Poised for Growth Capabilities in procurement, client services, reporting and IT developed since 2016 Management team >50 years of industry experience Operating leverage with a flow through of about 50% given highly variable cost structure resulting in EBITDA margin expansion from organic and inorganic growth Increased scale increases operating and financial leverage across the platform 1 Well-Positioned to Benefit from Structural, Long-Term Industry Tailwinds Waste services is $70B industry: 55% asset intensive integrated haulers / landfill operators, 45% highly fragmented ~18,000 companies focused on specific regions, waste stream and industry verticals Recycling and other value-added waste disposal methods are growing at the expense of traditional landfills Landfill prices are increasing while other methods of waste disposal are increasingly more cost effective Industry is becoming more fragmented as more waste disposal technologies and processes come to market Increasing consumer awareness of and regulatory focus on environmental / sustainability issues Stable, Scalable Platform with Attractive Industry Dynamics and Financial Characteristics © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

Recent Financial Results – 2Q 2020

	1Q 2020	2Q 2020	2Q2019
Revenue	**$ 25,332**	**$ 21,969**	**$ 25,445**
Gross Profit	**$ 4,543**	**$ 4,375**	**$ 4,750**
	17.9%	*19.9%*	*18.7%*
Net Income (Loss)	**$ (232)**	**$ 1,209**	**$ 27**
	-0.9%	*5.5%*	*0.1%*
Interest	84	88	114
Income Tax Expense(benefit)	(52)	24	55
Depreciation and Amortization	348	348	343
Other Adjustments	9	(929)	17
Stock-based Compensation	377	400	269
Adjusted EBITDA	**$ 534**	**$ 1,140**	**$ 825**
	2.1%	*5.2%*	*3.2%*

Weathering COVID-19 Crisis

- **2Q20 Positive EBITDA growth**
- **2Q20 Positive Operating Cash flow**
- **Essential end market focus**
- **Asset light business model with flexible cost structure**
- **Tight control over spending**

Maintaining Balance Sheet Strength

- **$3.9 million in cash**
- **$3.8 million drawn on credit line**
- **Successfully renegotiated new line with more favorable terms**

A non-GAAP financial measure, "Adjusted EBITDA," is presented. From time-to-time, Quest considers and uses this supplemental measure of operating performance in order to provide an improved understanding of underlying performance trends. Quest believes it is useful to review, as applicable, both (1) GAAP measures that include (i) depreciation and amortization, (ii) interest expense, (iii) stock-based compensation expense, (iv) income tax expense, and (v) certain other adjustments, and (2) non-GAAP measures that exclude such items.

© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

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Industry Overview

Waste generation continues to grow in the U.S. while per capita generation has largely remained flat since 1990 Recycling and composting as means of waste disposal has grown from 15% to over 35% since 1990 Source: EPA Advancing Sustainable Materials Management 2017 Fact Sheet; analysis uses Municipal Solid Waste (“MSW”) generation as proxy for overall waste generation; mix is typically 60% residential, 40% commercial; does not include hazardous or industrial (pre-consumer) waste © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. Waste Generation Continues to Grow; Landfill Diversion Pressures Continue

Landfill usage has declined from 70% in 1990 to just over 50% in 2017 Alternatives to landfill are increasingly able to process a range of waste streams Source: EPA Advancing Sustainable Materials Management 2017 Fact Sheet; analysis uses Municipal Solid Waste (“MSW”) generation as proxy for overall waste generation; mix is typically 60% residential, 40% commercial; does not include hazardous or industrial (pre-consumer) waste Landfill Still Represents >50% of Waste Disposal; ~128M Tons of Non-Landfill Disposal Methods © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

Plastics & Food remain two of the largest waste materials with >70% landfill disposal Recycling Will Continue to Increase; Plastics & Food a Major Areas of Focus & Opportunity Source: EPA Advancing Sustainable Materials Management 2017 Fact Sheet; analysis uses Municipal Solid Waste (“MSW”) generation as proxy for overall waste generation; mix is typically 60% residential, 40% commercial; does not include hazardous or industrial (pre-consumer) waste © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

Two Major Segments: Asset Intensive & Highly Fragmented

Both segments operate successfully in this large industry. Small players focus on niches and segments, often utilizing integrated asset base of majors as part of the value chain

- **Highly fragmented group of 18,000+ companies with 44% market share**
  - Typically compete on a **local or regional basis**; focused on an **industry**, local geography, or **waste stream**
  - Minimal or focused asset intensity
  - **Includes managed services providers**, local haulers and **emerging technologies** that focus on sustainability solutions

Estimated 2019 Industry Revenue of $70B


24%
15%
17%
44%
Waste Management
Republic Services
2nd Tier Players (1)
Highly Fragmented Players (18,000+)

- **Large asset intensive, vertically integrated players with 56% market share**
  - Focused on both **residential and commercial**
  - Generally specialize in **one or two waste streams**
  - High percentage of profits derived from landfill ownership
  - **Operate ~700 landfills in the U.S. and own ~$35B in PP&E**

(1) Includes Waste Connections, GFL Environmental, Stericycle, Safety-Kleen, Casella Waste Systems, U.S. Ecology and others
Sources: SEC filings, IBISWorld, Waste Business Journal, U.S. Census Bureau

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© 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

Quest Asset Light Model Service not tied to company-owned assets Alignment with sustainability Agnostic to disposal method Flexible resources and nimble operations Service Commercial Accounts National accounts Waste stream complexity Across all zip codes National Scale and Scope Ability to scale on demand with limited incremental investment Broad scope of managed waste streams Capacity for high volumes across multi-location footprints Technology supports delivery of consistent standards of service Asset-Based Integrated Majors Vertical Integration Model Multi-billion asset base Economics driven by landfill utilization Scale requires large volumes; not equipped for smaller accounts, specialized services and custom solutions Service Residential and Commercial Accounts >50% EBITDA contribution from landfills Compete with 30% of Quest’s business (based on PF gross profit) National Scale but Limited Scope Require significant capital and high asset utilization hurdles to scale Tied to limited disposal methods defined by asset base Cannot service all waste streams Slow to adapt to new technology Burdened by high maintenance capex Fragmented Players Independent Participants Single office operations Limited investment in IT Owner / operator Underutilized equipment Unable to scale effectively Service Commercial Accounts Service smaller local or regional accounts Relationship-driven and not capability-driven sales Limited Scale and Scope Unable to grow beyond home markets without established national vendor network or scalable infrastructure Limited capabilities or services Specialize in only a few waste streams Differentiated From Both Large Integrated Asset Intensive Companies and Smaller Fragmented Players © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

Quest Business, Performance & Strategy

Founded in 2009 Focused on commoditized services for single waste stream customers Competed on price Intense customer concentration Undifferentiated and low value proposition <8% gross margins and unprofitable at EBITDA level No structure or strategy to vendor management and client solutions Lack of focus on infrastructure and scalability Business Transformation & Plan Going Forward Before 2016 Substantially new management team with > 50 years of total experience in value-added waste and related services Exited unattractive and low margin customers / service arrangements Focused on customers with services where Quest can differentiate and build stickiness Built procurement strategy and expanded vendor network Invested in systems, IT and data capabilities to enhance value proposition and scalability Gross margins doubled from 8% in 2016 to 19% in 2019, achieving EBITDA profitability 13 consecutive quarters of YoY gross margin expansion After 2016 Maintain customer services and grow with existing customers Grow organically adding strategic customers with complex waste streams Opportunistically pursue M&A – “Add customers well-served on the Quest platform” Strategy © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

National coverage Every zip code in the U.S. Presence in Canada Network of 3,500 vendors Managed over 1.2 million services last year Significant volume through vendor assets Leverage vendor excess capacity – lower pricing for customers and higher asset utilization for vendors 1,000 recycling facilities 30,000 professionals 25,000 trucks Quest Has Invested in Building a National Asset Light Platform Robust Vendor Network Comprehensive data reporting and process automation Transition to cloud completed in 2019 Central ERP system facilitates end-to-end information flow Customer and vendor online portals Scalable Technology Platform Value-Added Services Industry-specific customer service capabilities One-stop shop for all zip codes and all waste streams Deep operational integration with customers Customized programs and unique service profiles by customer site Regular service adjustments (“rightsizing”) Office- and field-based quality assurance Minimize regulatory risks Key Functions Customers Vendors Request services View program KPIs View audit results View invoices & service data Real-time chat Online training View / accept services Upload activity reports & service tickets Upload invoices Bids, contracts & documents Performance scorecard Online training © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

Unique ability to provide lower costs and higher levels of service 75% of gross profit: regulated waste streams 70% gross profit: customers with 5+ waste streams 80% of gross profit: does not compete with large, national vertically integrated majors Breadth of capabilities reduces competitive risks and increases barriers to entry Industry-specific customer service capabilities One-stop shop for all zip codes and all waste streams Deep operational integration with customers Customized programs and unique service profiles by customer site Regular service adjustments (“rightsizing”) Office- and field-based quality assurance Minimize regulatory risks Data reporting capabilities Cost efficient procurement via network of 3,500 vendors Go to market by consolidating customer volumes Waste diversion from landfills and value recovery from waste further reduce system costs Growth with customer without physical asset deployment Quest’s Value Proposition © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. Access Excess Industry Capacity at Low Cost Waste Stream Complexity Value Added Services

Exit of accounts where undifferentiated Retained accounts with potential for profitable growth and improved margins Established new end markets with waste stream complexity and attractive margins Built customer service, vendor management, financial control and technology functions Operating infrastructure in place to scale Gross profit growth expected to flow through to EBITDA at ~50% Gross margins have increased from 8% to 19%; gross profit growing 9% annually Platform scale being achieved; $4.8M improvement in Adjusted EBITDA since 2016 ($M) ($M) 2019 unlevered free cash flow conversion 90%+ unlevered FCF conversion Asset light model Low working capital needs NOLs of $17M as of 12/31/19 © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. ($M) Financial Performance; Gross Margins, Adjusted EBITDA Margins & Cash Conversion

Goal is to acquire new customers that will be well-served on Quest’s platform Customers are sticky and tend to stay with the acquiror as long as service levels are maintained Many regional / local players have longstanding customer relationships but are reluctant or unable to grow due to lack of infrastructure Quest can leverage its SG&A platform and customer service capabilities to grow acquired relationships Ideal acquisition candidate Successful business built by entrepreneur who wants to reduce capital at risk and add capabilities Longstanding customer relationships and track record of excellent service Long term customer contracts Support expansion to adjacent regions leveraging Quest’s vendor network Expand sales to new services utilizing Quest’s experience across multiple waste streams Cost synergies from functional overlaps Executable integration process Simplify process – same as onboarding new customers Execute a repeatable process Build a pipeline over time that fit our criteria Focused M&A Strategy: Acquire Companies with Strong Customers & Focus on Service “Add customers to the Quest platform that we can serve as well or better” © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

Appendix

EXPERIENCED MANAGEMENT TEAM Has served as Chief Operating Officer of Quest since October 2016. More than 20 years of experience in the waste, recycling, property management, and business services industries. Prior to Quest, he served as Chief Sales Officer, Executive Vice President, and Senior Vice President of Sales at SMS Assist. Prior to SMS Assist, Mr. Sweitzer was Director of Business Development at Waste Management, as well as Client Solutions Vice President at Oakleaf Waste Management, prior to its acquisition by Waste Management. Dave P. Sweitzer, Chief Operating Officer and Executive Vice President S. Ray Hatch, Chief Executive Officer, President, and Director Has served as Chief Executive Officer of Quest since February 2016. A senior executive with in-depth experience building profitable business and orchestrating transformational growth, Mr. Hatch brings over 25 years of experience in both the waste management and food services industries. He has managed businesses and/or business units with as many as 600+ employees, and more than one billion dollars in revenue. Previously, Mr. Hatch served as President of Merchants Market Group, an international food service distribution company. Mr. Hatch also served in various executive roles with Oakleaf Waste Management, a provider of waste outsourcing that was acquired by Waste Management. Laurie L. Latham, Chief Financial Officer, Senior Vice President, Treasurer, and Secretary Has served as Chief Financial Officer of Quest since January 2013. Was named 2014 CFO of the year by the Dallas Business Journal. Her operational and financial experience spans public and private entities including more than 20 years within technology driven businesses. In addition, Ms. Latham has been in public practice with national and regional accounting firms, including KPMG Peat Marwick. Her career experience also included roles within the oil and gas, real estate, and agricultural industries. Ms. Latham is a Certified Public Accountant. © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited.

RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES © 2020 Quest Resource Holding Corporation. Copying, publications or redistribution outside of Quest is strictly prohibited. RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA (in thousands) 2016 2017 2018 2019 Revenue $183,811 $138,346 $103,806 $98,979 Net loss ($8,046) ($5,820) ($2,439) $ (55) Depreciation and amortization 4,169 4,157 2,885 1,402 Interest expense 241 468 438 431 Stock-based compensation 1,849 1,710 794 1,086 Other adjustments 305 308 662 248 Income tax expense - - - 219 Adjusted EBITDA ($1,482)   $823   $2,340   $3,331 Adjusted EBITDA Margin -0.80%   0.60%   2.30%   3.30%